CURRENT REPORT FOR ISSUERS SUBJECT TO THE

1934 ACT REPORTING REQUIREMENTS

FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

June 1, 2012

Date of Report

(Date of Earliest Event Reported)

JPAK GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada		20-19977020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Xinghua Road

Qingdao, Shandong Province

People’s Republic of China

266401

(Address of principal executive offices (zip code))

(86-532) 84616387

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Section 5-Corporate Governance and Management

Item 5.07: Submission of Matters to a Vote of Security Holders

On June 1, 2012, we held an annual shareholder meeting for the fiscal year ended June 30, 2011. A total of 28,759,178 shares were voted in person or by proxy, representing 64.25% of the shares entitled to be voted. All of our directors, specifically, Mr. Yijun Wang, Mr. Qingjun Yang, Mr. Huatian Sha, Mr. Ming Qi and Mr. Wenjie Li were re-elected at the meeting. Furthermore, the re-appointment of Patrizio & Zhao, LLC as our independent accountants to audit our financial statements as of June 30, 2012 and for the fiscal year then ending was approved and ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Jpak Group, Inc.

By: /s/ Yijun Wang
Yijun Wang, CEO

Date: June 5, 2012

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